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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                  ___________

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of
Earliest Event Reported):  August 25, 1997


                       THERAPEUTIC DISCOVERY CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    000-21478           94-3173191
- -------------------------------------------------------------------------------
(State of Incorporation      (Commission File No.)      (I.R.S. Employer
    or Organization)                                    Identification no.)


1454 Page Mill Road, P.O. Box 10051, Palo Alto, California    94303-0806
- ----------------------------------------------------------    ----------
    (Address of principal executive offices)                  (Zip Code)



Registrant's telephone no., including area code:  (650) 496-8200
                                                  --------------


                                 NOT APPLICABLE
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 1.   CHANGE IN CONTROL OF REGISTRANT
          -------------------------------

          (a) On August 25, 1997 (the "Exercise Date") ALZA Corporation, a Delaware corporation ("ALZA") exercised its option to purchase all of the issued and outstanding Class A Common Stock (the "Class A Common Stock") of Therapeutic Discovery Corporation, a Delaware corporation ("TDC"), pursuant to the terms of TDC's Restated Certificate of Incorporation as filed with the Secretary of State for the State of Delaware on April 1, 1993. The closing date for the purchase of the Class A Common Stock is September 29, 1997 (the "Closing Date"). ALZA has the ability to appoint TDC's board of directors effective as of the Exercise Date and TDC is prohibited from entering into certain significant corporate transactions without ALZA's prior written consent between the Exercise Date and the Closing Date. The Class A Common Stock being acquired is to be acquired from all holders of Class A Common Stock determined as of the close of business on the Closing Date. The exercise price for the purchase of the Class A Common Stock is $100 million and, to the best of TDC's knowledge, the source of these funds is ALZA's cash, cash equivalents and marketable securities. Prior to the exercise of the Purchase Option, ALZA owned 100 shares of Class B Common Stock of TDC. Subsequent to the Closing Date, ALZA will own 100% of the issued and outstanding stock of TDC.

          (b)  None.

ITEM 7.   EXHIBITS
          --------

3.1 Restated Certificate of Incorporation of TDC as filed with the Secretary of State of the State of Delaware on April 1, 1993 (incorporated by reference from Exhibit 17(c) to the Schedule 13E-3 of ALZA as filed with respect to TDC on August 27, 1997).

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     THERAPEUTIC DISCOVERY CORPORATION



Date:  September 9, 1997             By: /s/ Gary L. Neil
                                         ----------------
                                         Gary L. Neil
                                         President and Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


 Exhibit
    No.                             Exhibit
 -------                            -------

  3.1 Restated Certificate of Incorporation of TDC as filed with the Secretary of State of the State of Delaware on April 1, 1993 (incorporated by reference from Exhibit 17(c) to the Schedule 13E-3 of ALZA as filed with respect to TDC on August 27, 1997).

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